EXHIBIT 10.10 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants,  we hereby consent to  the use of our  report
(and to all references made to our firm) included in or made a part of this registration statement.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 22, 2000